Exhibit 99.2

Clinical observations from Germany on C-Pulse Prof. Thomas Krabatsch, MD, PhD Director of Mechanical Circulatory Support, German Heart Center Berlin (DHZB), Germany German Heart Institute Berlin and CardioCentrum Berlin TCT 2013

Disclosure Statement of Financial Interest I, Thomas Krabatsch, DO NOT have a financial interest/arrangement or affiliation with one or more organizations that could be perceived as a real or apparent conflict of interest in the context of the subject of this presentation.

Modern management of systolic heart failure with reduced EF Heart Failure Treat Cause Tx/MCS Fluid restriction +/- Diuretics Other Drugs ICD/CRT Aldosterone Antagonists Beta Blockers ACE Inhibitors NYHA III NYHA III/IV NYHA IV NYHA IIIb/IVa INTERMACS 7 6 5 4 3 2 1

European Society for Cardiology 2012 Guidelines for Acute and Chronic Heart Failure Table of Contents : Full Text (ESC Clinical Practice Guidelines) Preamble Introduction Definition and diagnosis The role of cardiac imaging in the evaluation of patients with suspected or confirmed heart failure Other investigations Devices and surgery Prognosis Pharmacological treatment of HF-REF (systolic heart failure) Pharmacological treatment of HF-PEF (diastolic heart failure) Non surgical device treatment of HF-REF (systolic heart failure) Arrhythmias, bradycardia and atrioventricular block in patients with HF-REF and HF-PEF Importance and management of other comorbidity in HF-REF and HF-PEF Acute heart fialure Coronary revascularization and surgery, including valve surgery, ventricular assist devices and transplantation Holistic managment, including exercise training and mutidisciplinary management programmes, patient monotoring and palliative care

Class I— No limitation of physical activity. Ordinary physical activity does not cause undue fatigue, palpitation, dyspnea, or angina. Class II—Slight limitation of physical activity. Patients are comfortable at rest. Ordinary physical activity results in fatigue, palpitation, dyspnea, or angina. Class III—Marked limitation of physical activity. Patients are comfortable at rest. Less than ordinary activity causes fatigue, palpitation, dyspnea, or angina. Class IV—Inability to carry on any physical activity without discomfort. Symptoms of heart failure or the angina syndrome may be present even at rest. If any physical activity is undertaken, discomfort is increased. NYHA Classification

Cardio Centrum Berlin

Deutsches Herzzentrum Berlin

Device treatment options for patients with moderate to severe heart failure


NYHA I
NYHA II
NYHA III
NYHA IVa
NYHA IV
CRT/ICD
NEED
LVAD / HTX

- 3.5 million European patients in NYHA class III[1]
- 1 million European patients in NYHA class III with CRT[1]
- Despite OMT and current treatments all-cause mortality rate for advanced HF with reduced EF at 3 years remains ~30%
- Indicating the need to continue seeking new treatment options[2]

1. SHAPE (Study Group on Heart Failure and Perception in Europe) & The World Heart Failure Society
2. Loh, John C. et al. (2013) Temporal Trends in Treatment and Outcomes for Advanced Heart Failure With Reduced Ejection Fraction From 1993 -2010: Findings From a University Referral Center. Circulation Heart Failure, May 2013. 411-419.

LVAD / HTX NYHA II NYHA III NYHA IV NYHA IVa NYHA I For patients that need more than optimal medical therapy C-Pulse®, a device designed to provide symptomatic relief with the potential to halt disease progression Addressing the existing treatment need US Pivotal Counter HF™ Trial currently enrolling. CAUTION: C-Pulse is an Investigational device. The device is limited by Federal (or United States) Law to Investigational use only.

Ambulatory Extra-Aortic Counterpulsation C-Pulse System

C-Pulse® System Cuff Percutaneous Interface Lead Driver Programmer wireless connection 2.6 kg driver + battery (7-8 h)

C-Pulse® Counterpulsation Therapy C-Pulse System: Placed outside the bloodstream (no anticoag., no hemolysis, no vWD, no thrombosis) Allows patients the ability to disconnect for short periods of time (e.g. for personal hygiene) May be placed minimally invasively C-Pulse System is designed to: Increase coronary blood flow Decrease afterload Increase cardiac function

Multi-center, prospective, open label observational study, 50 Patients, 15 European Centers Study objective: The study is designed to observe the clinical outcomes of heart failure patients treated with C-Pulse® System according to the approved indications and contraindications. Regulatory status: CE Mark Inclusion Criteria = intended use According to the CE mark authorization, patients with the following conditions can be included: Patient is 18 years or older Patients with moderate to severe ambulatory heart failure [American College of Cardiology/American Heart Association (ACC/AHA) Stage C; NYHA Class III/IV ambulatory], who are refractory to optimal medical therapy. Patients who are non-responders to CRT pacemaker therapy Patient has signed and dated the investigation informed consent form Options HF C-Pulse® System European Multicenter Study

Options HF C-Pulse® System European Multicenter Study Exclusion Criteria (Contraindications) According to the CE mark authorization, patients with the following conditions (contraindications) have to be excluded: Evidence of significant ascending aortic calcification Moderate or severe atherosclerotic aortic disease Ascending aorto-coronary artery bypass grafts Any history of aortic dissection Patient has severe mitral valve incompetence, grade 4+ Patient has moderate to severe aortic valve incompetence, grade 2 - 4+ Patient has systolic blood pressure less than 90 or greater than 140mmHg Investigated parameters Quality of life (Kansas City) 6-min-walk test Left ventricular ejection fraction Adverse events

The Berlin Referral System Cardiologists in practice Identify potential patient Long-term follow-up Cardio Centrum Berlin Outpatient Heart Clinic Options HF Study Site Screening Prepare pt. for implantation Follow-Ups DHZB Experienced VAD center Implant procedure Intensive care

DHZB C-Pulse® Experience 4 male patients implanted 54 years, 54 years, 63 and 51 years of age All classified ACC/AHA stage C All patients on OMT 3 patients - NYHA class III and INTERMACS level 5 1 patient - NYHA ambulatory class IV and INTERMACS level 4

Current State: German C-Pulse® Experience Duration of support: Dated 19 October 2013 5 patients implanted as part of the Options HF C-Pulse® post market clinical study 415 total days of C-Pulse therapy 4 patients continue on C-Pulse therapy, all at home The second patient (implanted 14 June 2013) developed tachycardia with worsening heart failure 12 hours after surgery without stabilization under medication. Tachycardia prevented optimal C-Pulse support Further deterioration due to sepsis caused by pneumonia Implantation of a left ventricular assist device 5 days after index procedure

Patients in Germany 16 Berlin Patient - 114 days LVEF 25 to 35% 420 Patient days in Europe No Exit Site Infections No re-hospitalizations due to HF High compliance – Only disconnect for battery change High satisfaction from physicians and patients

Berlin Patient Results Presented at ESAIO in ScotlandSeptember 13th in cooperation with Dr. Holger Hotz from Cardio Centrum* Early Clinical Results Patient 1** Idiopathic dilated cardiomyopathy Patient 3 Ischemic cardiomyopathy Baseline Follow-up Baseline Follow-up RVEF 35% 50% (10 days) 35% 40% (12 days) LVEF 25% 40% (3 months) 20% 35% (7 weeks) NYHA III III (6 weeks) III II (6 weeks) 6 MHW 183 m 145 m (6 weeks) 240 m 418 m (6 weeks) *H.Hotz1, A. Schults1, T. Krabatsch2, M. Reinhartz1, H. Siniawski2, E.M. Delmo Walter2, R. Hetzer2 (2013) The Berlin experience with the first three C-Pulse® implants in Europe 1. Cardio Centrum Berlin, Germany 2. Deutsches Herzzentrum Berlin, Germany **Reduced distance is explained due to muscular weakness and lack of motivation due to cancer diagnosis

Most recent Patient Implanted at DHZB: The patient feels excellent, he says it is "a miracle" how good he feels. He would recommend this device to everybody with similar heart problems. He can now walk 500m to the next grocery store and do shopping and then cook for his family. Patient Feedback

Surgical implantation without cardiopulmonary bypass was successful in all patients No stroke, myocardial infarction, major bleeding or major infection due to the device No rehospitalisation for worsening HF SUMMARY - Early Results H.Hotz1, A. Schults1, T. Krabatsch2, M. Reinhartz1, H. Siniawski2, E.M. Delmo Walter2, R. Hetzer2 (2013) The Berlin experience with the first three C-Pulse® implants in Europe 1. Cardio Centrum Berlin, Germany 2. Deutsches Herzzentrum Berlin, Germany 1:2

 The C-Pulse® heart assist system is easy to implant without the need for cardiopulmonary bypass The C-Pulse system can improve cardiac function C-Pulse seems to be a promising therapeutic option for patients with moderate to severe heart failure Conclusion